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                                                                   EXHIBIT 10.10

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     This Registration Rights Agreement (the "Agreement") is made as of July 8, 1998, among Choice One Communications Inc., a Delaware corporation (the "Corporation"), the Investor Holders and the Management Holders.

     WHEREAS, the parties hereto and Choice One Communications LLC (the "LLC") have entered into the Transaction Agreement, dated as of the date hereof, and certain related agreements relating to the investment by the Investor Holders and the Management Holders in the Corporation;

     WHEREAS, this Agreement provides for certain rights and obligations of the Corporation and the Holders with respect to registration of the Common Stock under the Securities Act;

     NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the parties hereto, intending to be legally bound agree as follows:


                                   ARTICLE 1

                                  Definitions

     Section 1.1. Definitions. The following terms used herein but not otherwise defined will have the following meanings, applicable both to the singular and the plural forms of the terms described:

     "Affiliate" of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise

     "Board" means the board of directors of the Corporation.

     "Common Stock" means the common stock, par value $0.01 per share, of the Corporation.

     "Corporation Securities" has the meaning ascribed thereto in Section
2.02(b).
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     "Disadvantageous Condition" has the meaning ascribed thereto in Section
2.01(a)(i).

     "Executive Purchase Agreements" has the meaning ascribed to such term in the Transaction Agreement.

     "Fleet" means, collectively, Chisholm Partners III, L.P., Kennedy Plaza Partners, Fleet Venture Resources, Inc. and Fleet Equity Partners VI, L.P.

     "Holder" means each of the Investor Holders, the Management Holders and, subject to Section 2.08, any Transferee.

     "Initial Public Offering Date" means the date of completion of the initial sale of Common Stock in the initial Public Offering.

     "Investor Holders" means MSCP, Fleet, Waller-Sutton and Royce J. Holland and any Transferee that becomes an Investor Holder pursuant to Section 2.08.

     "LLC Agreement" means the limited liability company agreement dated as of the date hereof, entered into by and among the members of the LLC, as amended from time to time in accordance with its terms.

     "Majority Holders" means the Holders holding a majority in aggregate of the Registrable Securities held by all Holders.

     "Majority Investor Holders" means the Investor Holders holding a majority in aggregate of the Registrable Securities held by all Investor Holders.

     "Majority Management Holders" means Management Holders holding a majority in aggregate of the Registrable Securities held by all Management Holders.

     "Management Holder" means (i) each individual that has purchased Management Equity pursuant to an Executive Purchase Agreement, so long as such individual remains employed by the Corporation and (ii) any Transferee that becomes a Management Holder pursuant to Section 2.08.

     "MSCP" means, collectively, Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P., and MSCP III 892 Investors, L.P.

     "Other Securities" has the meaning ascribed thereto in Section 2.02.

     "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture,

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an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     "Public Offering" means any underwritten sale of the Common Stock pursuant to an effective registration statement under the Securities Act filed with the Securities and Exchange Commission on Form S-1 (or a successor form adopted by the Securities and Exchange Commission); provided that the following shall not be considered a Public Offering: (i) any issuance of common stock as consideration or financing for a merger or acquisition, and (ii) any issuance of common stock or rights to acquire common stock to employees of the Corporation or its Subsidiaries as part of an incentive or compensation plan.

     "Registrable Securities" means Common Stock and any securities issued directly or indirectly with respect to such Common Stock by way of a split, dividend, or other division of securities, or in connection with a combination of securities, recapitalization, merger, consolidation, or other reorganization. As to any particular Registrable Securities, such Registrable Securities shall cease to be Registrable Securities when they (i) have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (ii) repurchased by the Corporation or otherwise have ceased to be outstanding.

     "Registration Expenses" means any and all expenses incident to performance of or compliance with any registration or marketing of securities pursuant to
Article 2, including, without limitation, (i) the fees, disbursements and expenses of the Corporation's counsel and accountants in connection with this Agreement and the performance of the Corporation's obligations hereunder (including the expenses of any annual audit letters and "cold comfort" letters required or incidental to the performance of such obligations); (ii) all expenses, including filing fees, in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to any underwriters and dealers; (iii) the cost of printing or producing any agreements among underwriters, underwriting agreements, and blue sky or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of the securities to be disposed of; (iv) all expenses in connection with the qualification of the securities to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters or the Holders of securities in connection with such qualification and in connection with any blue sky and legal investment surveys; (v) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the securities to be disposed of; (vi) transfer agents' and

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registrars' fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering; (vii) all security engraving and security printing expenses; (viii) all fees and expenses payable in connection with the listing of the securities on any securities exchange or automated interdealer quotation system or the rating of such securities; (ix) any other fees and disbursements of underwriters customarily paid by the issuers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any; (x) the costs and expenses of the Corporation and its officers relating to rating agency, analyst or investor presentations or any "road show" undertaken in connection with the registration and/or marketing of any Registrable Securities and (xi) other reasonable out-of-pocket costs, fees and expenses of the Holders including the counsel to the Holders selected pursuant to Section 2.01(d), provided that the Corporation will not be liable for the fees and expenses of more than one legal counsel representing the Holders in connection with any registration hereunder.

     "Rule 144" means Rule 144 (or any successor rule to similar effect) promulgated under the Securities Act.

     "Rule 415 Offering" means an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule to similar effect) promulgated under the Securities Act.

     "Securities Act" means the Securities Act of 1933, as amended, and applicable rules and regulations thereunder.

     "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, and applicable rules and regulations thereunder.

     "Selling Holder" means a Holder of Registrable Securities included in the relevant registration statement.

     "Transaction Agreement" means the Transaction Agreement dated as of the date hereof by and between the Corporation, the LLC, the Investor Holders and the Management Holders.

     "Transfer" shall include any direct or indirect sale, transfer, assignment, pledge or other disposition (whether with or without consideration and whether voluntary or involuntary or by operation of law) of any interest in Common Stock.

     "Transferee" has the meaning ascribed thereto in Section 2.08.

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     "Triggering Investor Holders" means (i) Investor Holders holding at least
20% in the aggregate of the Registrable Securities held by all Investor Holders or (ii) any two out of three of MSCP, Fleet and Waller-Sutton.

     "Units" has the meaning ascribed to such term in the LLC Agreement.

     "Waller-Sutton" means, Waller-Sutton Media Partners, L.P., a Delaware limited partnership.


                                   ARTICLE 2

                              Registration Rights

     Section 2.1. Demand Registration--Registrable Securities--. (a) After the Initial Public Offering Date, or if prior to the Initial Public Offering Date then with approval of the LLC, (i) the Majority Investor Holders, (ii) or, after one registration has been effected (within the meaning of Section 2.01(c)) pursuant to this Section 2.01, the Triggering Investor Holders or the Majority Management Holders, in either case may request in writing that the Corporation effect the registration under the Securities Act of any or all of the Registrable Securities held by such requesting Holders. Upon receipt of such written notice specifying the intended method or methods of disposition of such Registrable Securities, the Corporation shall promptly give written notice of such requested registration to all other Holders of Registrable Securities. The other Holders may by written notice to the Corporation, within 15 days of the Corporation's notice, request the inclusion in such registration of any or all of the Registrable Securities held by each such other Holder. The Corporation shall promptly after the expiration of such 15-day period notify each Holder of Registrable Securities to be included in the registration of the other Holders requesting Registrable Securities to be included therein and the number of Registrable Securities requested to be included therein by each. The Corporation shall prepare and (within 90 days after the original request has been given) file with the Securities and Exchange Commission a registration statement with respect to all such Registrable Securities and thereafter use its best efforts to effect the registration under the Securities Act and applicable state securities laws of such Registrable Securities for disposition in accordance with the intended method or methods of disposition stated in such request (which requested method of disposition may be a Rule 415 Offering); provided that, notwithstanding the foregoing:

            (i) with respect to any registration statement filed, or to be filed, pursuant to this Section 2.01, if the Corporation shall furnish to the Holders of Registrable Securities that have made such request a certified

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     resolution of the Board stating that in the Board's good faith judgment it would (because of the existence of, or in anticipation of, any acquisition or other material event or transaction the public disclosure of which at the time would be materially prejudicial to the Corporation) be significantly disadvantageous (a "Disadvantageous Condition") to the Corporation for such a registration statement to be maintained effective, or to be filed and become effective, and setting forth in reasonable detail the general reasons for such judgment, the Corporation shall be entitled to cause such registration statement to be withdrawn and the effectiveness of such registration statement terminated, or, in the event no registration statement has yet been filed, shall be entitled not to file any such registration statement, until such Disadvantageous Condition no longer exists (written notice of which the Corporation shall promptly deliver to such Holders). Upon receipt of any such certification of a Disadvantageous Condition, such Holders shall forthwith discontinue use of the prospectus contained in such registration statement and, if so directed by the Corporation, each such Holder will deliver to the Corporation all copies, other than permanent file copies then in such Holder's possession, of the prospectus then covering such Registrable Securities current at the time of receipt of such notice; provided that, notwithstanding anything else contained in this Agreement, (1) neither the filing nor the effectiveness of any such registration statement may be delayed for a period in excess of 90 days due to the occurrence of any particular Disadvantageous Condition and (2) the Corporation may exercise its delay rights under this clause (i) on only one occasion (and then for not more than 90 days) in connection with any registration request under Section 2.01 or in any 1-year period. If so requested by the requesting Holder(s), the Corporation shall, if any registration statement shall have been withdrawn, at such time as it is possible or, if earlier, at the end of the 90-day period following such withdrawal, file a new registration statement covering the Registrable Securities that were covered by such withdrawn registration and maintain the effectiveness thereof for such time as is required under this Agreement;

            (ii) the Investor Holders may collectively exercise their rights under this Section 2.01 (1) on an unlimited number of occasions with respect to registration statements on Form S-3 and (2) on not more than three occasions with respect to registration statements on Form S-1;

            (iii)    after one registration has been effected pursuant to this
     Section 2.01 at the request of the Majority Investor Holders, the Majority Management Holders may collectively exercise their rights under this

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     Section 2.01 with respect to a registration statement on Form S-1 on one occasion;

            (iv) no registration or sale of any securities which are Registrable Securities shall be permitted hereunder at any time unless the Transfer of such securities is then permitted under the Transaction Agreement and the applicable Executive Purchase Agreement; and

            (v) the Holders of Registrable Securities shall not have the right to require the filing of a registration statement pursuant to this Section
     2.01 within six months following the registration and sale of Registrable Securities effected pursuant to a prior exercise of the registration rights provided for in this Section 2.01.

       (b) The requesting Holders may, at any time prior to the effective date of the registration statement relating to any requested registration, revoke such request (which request will then not count as the exercise of a request for purposes of Section 2.01(a)(ii) or 2.01(a)(iii) ), without liability to any other Selling Holder requesting to have Registrable Securities included in such registration pursuant to Section 2.01(a), by providing a written notice to the Corporation revoking such request.

       (c) Notwithstanding any other provision of this Agreement to the contrary, a registration requested by a Holder of Registrable Securities pursuant to this Section 2.01 shall not be deemed to have been effected (and, therefore, not requested (and rights of a Holder shall be deemed not to have been exercised) for purposes of paragraph (a) above), (i) unless it has become effective, (ii) if after it has become effective such registration is interfered with by any stop order, injunction or other order or requirement of the Securities and Exchange Commission or other governmental agency or court for any reason other than a misrepresentation or an omission by such Holder and, as a result thereof, the Registrable Securities requested to be registered cannot be completely distributed in accordance with the plan of distribution set forth in the related registration statement or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied or waived other than solely by reason of some act or omission by such Holder of Registrable Securities.

       (d) In the event that any registration pursuant to this Section 2.01 shall involve, in whole or in part, an underwritten offering, so long as MSCP participates in the offering, MSCP will have the right to select the Corporation's lead underwriter (which may be an Affiliate of MSCP) of such underwritten offering. In connection with each registration pursuant to this
Section 2.01, so

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long as MSCP participates in the offering, MSCP may select one counsel to represent all of the Holders. In the event that MSCP does not participate in the offering, the Holders of a majority of the Registrable Securities to be registered shall select the lead underwriter, as well as counsel for the Holders, with respect to such registration. If any registration hereunder involves an underwritten offering and securities are to be sold therein for the account of the Corporation, then Section 5.03(f) of the Transaction Agreement shall apply with respect to such underwriting.

       (e) Subject to Section 2.10, the Corporation shall have the right to cause the registration of additional equity securities for sale for the account of any Person that is not a Holder (including, without limitation, the Corporation and any directors, officers or employees of the Corporation) in any registration of Registrable Securities requested by the Holders pursuant to paragraph (a) above; provided that if such Holders are advised in writing (with a copy to the Corporation) by a nationally recognized investment banking firm selected by MSCP, or, if MSCP does not participate in such registration selected by the Holders of a majority of the Registrable Securities to be registered (which shall be the lead underwriter in the case of an underwritten offering) that, in such firm's good faith view, all or a part of such additional equity securities cannot be sold and the inclusion of such additional equity securities or part thereof in such registration would be likely to have an adverse effect on the price, timing or distribution of the offering and sale of the Registrable Securities then contemplated by any Holder, the registration of such additional equity securities or part thereof shall not be permitted. The Holders of the Registrable Securities to be offered pursuant to paragraph (a) above may require that any such additional equity securities be included in the offering proposed by such Holders on the same terms and conditions as the Registrable Securities that are included therein. In the event that the number of Registrable Securities requested to be included in a registration statement by the Holders thereof exceeds the number which, in the good faith view of such investment banking firm, can be sold without adversely affecting the price, timing, distribution or sale of securities in the offering, the number shall be allocated pro rata among all of the requesting Holders on the basis of the relative number of Registrable Securities then held by each such Holder (provided that any number in excess of a Holder's request may be reallocated among the remaining requesting Holders in a like manner).

     Section 2.2. Piggyback Registration. Subject to Section 2.10, in the event that the Corporation proposes to register any of its Common Stock, any other of its equity securities or securities convertible into or exchangeable for its equity securities (collectively, including Common Stock, "Other Securities") under the Securities Act, whether or not for sale for its own account, in a manner that would permit registration of Registrable Securities for sale for cash to the

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public under the Securities Act, it shall prior to such time as all Holders in the aggregate beneficially own less than 5% of the outstanding Common Stock, give prompt written notice to each Holder of Registrable Securities of its intention to do so and of the rights of such Holder under this Section 2.02. Subject to the terms and conditions hereof, such notice shall offer each such Holder the opportunity to include in such registration statement such number of Registrable Securities as such Holder may request. Upon the written request of any such Holder made within 15 days after the receipt of the Corporation's notice (which request shall specify the number of Registrable Securities intended to be disposed of and the intended method of disposition thereof), the Corporation shall use its best efforts to effect, in connection with the registration of the Other Securities, the registration under the Securities Act of all Registrable Securities which the Corporation has been so requested to register, to the extent required to permit the disposition (in accordance with such intended methods thereof) of the Registrable Securities so requested to be registered; provided, that:

       (a) if, at any time after giving such written notice of its intention to register any Other Securities and prior to the effective date of the registration statement filed in connection with such registration, the Corporation shall determine for any reason not to register the Other Securities, the Corporation may, at its election, give written notice of such determination to such Holders and thereupon the Corporation shall be relieved of its obligation to register such Registrable Securities in connection with the registration of such Other Securities, without prejudice, however, to the rights of the Holders of Registrable Securities immediately to request that such registration be effected as a registration under Section 2.01 to the extent permitted thereunder;

       (b)  if the registration referred to in the first sentence of this
Section 2.02 is to be an underwritten registration on behalf of the Corporation, and a nationally recognized investment banking firm selected by the Corporation (in accordance with Section 4.08 of the Transaction Agreement) advises the Corporation in writing that, in such firm's good faith view, the inclusion of all or a part of such Registrable Securities in such registration would be likely to have an adverse effect upon the price, timing or distribution of the offering and sale of the Other Securities then contemplated, the Corporation shall include in such registration: (i) first, all Other Securities the Corporation proposes to sell for its own account ("Corporation Securities"),
(ii) second, up to the full number of Registrable Securities held by Holders of Registrable Securities that are requested to be included in such registration in excess of the number of Corporation Securities to be sold in such offering which, in the good faith view of such investment banking firm, can be so sold without so adversely affecting such offering (and (x) if such number is less than the full number of such Registrable Securities, such number shall be allocated pro rata among such Holders on the basis of the relative number

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of Registrable Securities then held by each such Holder (provided that any number in excess of a Holder's request may be reallocated among the requesting Holders in a like manner) and (y) in the event that such investment banking firm advises the Corporation in writing pursuant to this subclause (b) that less than all of such Registrable Securities should be included in such offering, such Holders may withdraw their request for registration of their Registrable Securities under this Section 2.02 and request that 90 days subsequent to the effective date of the registration statement for the registration of such Other Securities such registration of Registrable Securities be effected as a registration under Section 2.01 to the extent permitted thereunder), and (iii) third, up to the full number of the Other Securities (other than Corporation Securities), if any, in excess of the number of Corporation Securities and Registrable Securities to be sold in such offering which, in the good faith view of such investment banking firm, can be so sold without so adversely affecting such offering (and, if such number is less than the full number of such Other Securities, such number shall be allocated pro rata among the holders of such Other Securities (other than Corporation Securities) on the basis of the number of securities requested to be included therein by each such holder);

       (c) the Corporation shall not be required to effect any registration of Registrable Securities under this Section 2.02 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock option or other executive or employee benefit or compensation plans; and

       (d)  no registration of Registrable Securities effected under this
Section 2.02 shall relieve the Corporation of its obligation to effect a registration of Registrable Securities pursuant to Section 2.01.

     Section 2.3. Expenses. Except as provided herein, the Corporation shall pay all Registration Expenses (exclusive of underwriting discounts and commissions, if any) with respect to a particular offering (or proposed offering). Each Holder shall bear the fees and expenses of its own counsel, except that fees and expenses of one counsel representing all Holders (selected pursuant to Section 2.01(d)) will constitute Registration Expenses.

     Section 2.4. Registration and Qualification. If and whenever the Corporation is required to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.01 or 2.02, the Corporation shall as promptly as practicable:

       (a) prepare, file and use its reasonable best efforts to cause to become effective a registration statement under the Securities Act relating to the

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Registrable Securities to be offered in accordance with the intended method of disposition thereof;

       (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition set forth in such registration statement; provided that the Corporation will, at least 5 business days prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Selling Holder copies of such registration statement or prospectus (or amendment or supplement) as proposed to be filed (including, upon the request of such Holder, documents to be incorporated by reference therein) which documents will be subject to the reasonable review and comments of such Holder (and its attorneys) during such 5-business-day period and the Corporation will not file any registration statement, any prospectus or any amendment or supplement thereto (or any such documents incorporated by reference) containing any statements with respect to such Holder to which such Holder shall reasonably object in writing;

       (c) furnish to the Holders of Registrable Securities and to any underwriter of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as the Selling Holders or such underwriter may reasonably request, and a copy of any and all transmittal letters or other correspondence to or received from, the Securities and Exchange Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering;

       (d) after the filing of the registration statement, promptly notify each Selling Holder in writing of the effectiveness thereof and of any stop order issued or threatened by the Securities and Exchange Commission and take all reasonable actions required to prevent the entry of such stop order or to promptly remove it if entered and promptly notify such Selling Holder of such lifting or withdrawal of such order;

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       (e)  use its reasonable best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Selling Holders to consummate the disposition of such Registrable Securities;

       (f) use its best efforts to register or qualify all Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Holders of such Registrable Securities or any underwriter of such Registrable Securities shall request, and use its best efforts to obtain all appropriate registrations, permits and consents in connection therewith, and do any and all other acts and things which may be necessary or advisable to enable the Holders of Registrable Securities or any such underwriter to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement; provided, that the Corporation shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any such jurisdiction wherein it is not so qualified or to consent to general service of process in any such jurisdiction;

       (g) (i) use its best efforts to furnish to each Selling Holder and to any underwriter of such Registrable Securities an opinion of counsel for the Corporation addressed to each Selling Holder and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the registration statement), and (ii) use its best efforts to furnish to each Selling Holder a "cold comfort" letter addressed to each Selling Holder and signed by the independent public accountants who have audited the financial statements of the Corporation included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in connection with the consummation of underwritten public offerings of securities and such other matters as the Selling Holders may reasonably request and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements;

       (h)  as promptly as practicable, notify the Selling Holders in writing
(i) at any time when a prospectus relating to a registration pursuant to Section
2.01 or 2.02 is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) of any request by the Securities and Exchange Commission or any other regulatory body or other body having jurisdiction for any amendment of

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or supplement to any registration statement or other document relating to such offering, and in either such case, at the request of the Selling Holders prepare and furnish to the Selling Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

       (i) if requested by the lead or managing underwriters, use its best efforts to list all such Registrable Securities covered by such registration on each securities exchange and automated inter-dealer quotation system on which a class of common equity securities of the Corporation is then listed;

       (j) send appropriate officers of the Corporation to attend any "road shows" and rating agency, analyst and investor presentations scheduled in connection with any such registration and use its reasonable best efforts to cooperate as reasonably requested by the Holders in the marketing of the Registrable Securities, and all reasonable out-of-pocket costs and expenses incurred by the Corporation or such officers in connection with such attendance or co-operation shall be paid by the Corporation; and

       (k) furnish for delivery in connection with the closing of any offering of Registrable Securities pursuant to a registration effected pursuant to
Section 2.01 or 2.02 unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by the Selling Holders or the underwriters.

     Section 2.5. Underwriting; Due Diligence. (a) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under this Article 2, the Corporation shall enter into an underwriting agreement with such underwriters for such offering, which agreement will contain such representations and warranties and covenants by the Corporation and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 2.06, and agreements as to the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 2.04(g). The Selling Holders on whose behalf the Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Corporation to and for the benefit of such underwriters, shall also be made to and for the benefit of such Selling Holders.

Such underwriting agreement shall also contain such representations and warranties by such Selling Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions on the part of selling shareholders, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 2.06.

       (b) In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act pursuant to this Article 2, the Corporation shall give the Holders of such Registrable Securities and the underwriters, if any, and their respective counsel and accountants, such reasonable and customary access to its books, records and properties and such opportunities to discuss the business and affairs of the Corporation with its officers and the independent public accountants who have certified the financial statements of the Corporation as shall be necessary, in the opinion of such Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act; provided, that such Holders and the underwriters and their respective counsel and accountants shall use their reasonable best efforts to coordinate any such investigation of the books, records and properties of the Corporation and any such discussions with the Corporation's officers and accountants so that all such investigations occur at the same time and all such discussions occur at the same time.

     Section 2.6. Indemnification and Contribution. (a) The Corporation agrees to indemnify and hold harmless each Selling Holder and each person, if any, who controls each Selling Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other costs, fees and expenses reasonably incurred in connection with defending or investigating any such action or claim) insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any amendment thereof, any preliminary prospectus or prospectus (as amended or supplemented if the Corporation shall have furnished any amendments or supplements thereto) relating to the Registrable Securities, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission which is based upon information relating to a Selling Holder which is furnished to the Corporation in writing by a Selling Holder expressly for use therein. The Corporation also agrees to indemnify any underwriter of the Registrable Securities so offered and each person, if any, who controls such underwriter on substantially the same basis as that of the indemnification by the Corporation of each Selling Holder provided in this Section 2.06(a).

       (b) Each Selling Holder agrees to indemnify and hold harmless the Corporation, its directors, the officers who sign the Registration Statement and each person, if any who controls the Corporation within the meaning of either
Section 15 of the Securities Act or Section 20 of the Securities Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other costs, fees and expenses reasonably incurred in connection with defending or investigating any such action or claim) insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any amendment thereof, any preliminary prospectus or prospectus (as amended or supplemented if the Corporation shall have furnished any amendments or supplements thereto) relating to the Registrable Securities, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to a Selling Holder furnished in writing by or on behalf of a Selling Holder expressly for use in a registration statement, any preliminary prospectus, prospectus or any amendments or supplements thereto. Each Selling Holder also agrees to indemnify any underwriter of the Registrable Securities so offered and each person, if any, who controls such underwriter on substantially the same basis as that of the indemnification by such Selling Holder of the Corporation provided in this
Section 2.06(b). Notwithstanding any other provision of this Section 2.06, no Selling Holder's obligations to indemnify pursuant to this Section 2.06 shall exceed the amount of net proceeds received by such Selling Holder in connection with any offering of its Registrable Securities. Each Selling Holder's obligations to indemnify pursuant to this Section are several in the proportion that the net proceeds of the offering received by such Selling Holder bear to the total net proceeds of the offering received by all Selling Holders and not joint.

       (c) Each party indemnified under paragraph (a) or (b) above shall, promptly after receipt of notice of a claim or action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the claim or action and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party, and shall assume the payment of all fees and expenses; provided that the failure of any indemnified party so to notify the indemnifying party shall not relieve the indemnifying party of its obligations hereunder except to the extent that the indemnifying party is materially prejudiced by such failure to notify. In any such action, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the sole expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of such indemnified party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in which case the fees and expenses of such counsel shall be at the sole expense of the indemnifying party. It is understood that the indemnifying party shall not, in connection with any claim or action or related proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Holders as indemnified parties, such firm shall be designated in writing by the indemnified party that had the largest number of Registrable Securities included in such registration. The indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent, which consent shall not be unreasonably withheld or delayed, but if settled with such consent, or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify and hold harmless such indemnified parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened claim or action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability arising out of such proceeding.

       (d) If the indemnification provided for in this Section 2.06 shall for any reason be unavailable (other than in accordance with its terms) to an indemnified party in respect of any loss, liability, cost, claim or damage referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, cost, claim or damage (A) as between the Corporation and the underwriters, (i) in such proportion as is appropriate to reflect the relative benefits received by the Corporation on the one hand and the underwriters on the other hand from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations, and

(B) as between (x) the Corporation and the Selling Holders, or (y) the Selling Holders and the underwriters, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Corporation on the one hand and the underwriters on the other hand in connection with the offering of the Registrable Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Registrable Securities (before deducting expenses) (as if, for purposes of this clause (d), the Corporation had received the proceeds of any secondary offering) and the total underwriting discounts and commissions received by the underwriters, in each case as set forth in the table on the cover of a prospectus, bear to the aggregate public offering price of the Registrable Securities. The relative fault of the Corporation, the Selling Holders and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Corporation, by a Selling Holder or by the underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the loss, cost, claim, damage or liability, or action in respect thereof, referred to above in this paragraph (d) shall be deemed to include, for purposes of this paragraph (d), any legal or other costs, fees and expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. The Corporation and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.06 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding any other provision of this Section 2.06, no Selling Holder shall be required to contribute any amount in excess of the amount by which the net proceeds of the offering received by such Selling Holder exceed the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Each Selling Holder's obligations to contribute pursuant to this Section are several in the proportion that the net proceeds of the offering received by such Selling Holder bears to the total net proceeds of the offering received by all the Selling Holders and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

       (e) Indemnification and contribution similar to that specified in the preceding paragraphs of this Section 2.06 (with appropriate modifications) shall be given by the Corporation, the Selling Holders and the underwriters with respect to any required registration or other qualification of securities under any state law or regulation or governmental authority.

       (f) The obligations of the parties under this Section 2.06 shall be in addition to any liability which any party may otherwise have to any other party.

     Section 2.7. Rule 144 and Form S-3. Commencing as soon as practicable after the Initial Public Offering Date, the Corporation shall use its best efforts to ensure that the conditions to the availability of Rule 144 set forth in paragraph (c) thereof shall be satisfied. Upon the request of any Holder of Registrable Securities, the Corporation will deliver to such Holder a written statement as to whether it has complied with such requirements. The Corporation further agrees to use its reasonable best efforts to cause all conditions to the availability of Form S-3 (or any successor form) under the Securities Act for the filing of registration statements under this Agreement to be met as soon as practicable after the Initial Public Offering Date.

     Section 2.8. Rights of Transferee of Registrable Securities. So long as the Transfer complies with the Transaction Agreement and the applicable Executive Purchase Agreement, any transferee of Units or Registrable Securities (a "Transferee") will be deemed a Holder hereunder as soon as the Corporation receives (i) written notice stating the name and address of the Transferee and identifying the number of Units or Registrable Securities Transferred and (ii) a written agreement, in form and substance acceptable to the Majority Holders, from such Transferee whereby such Transferee agrees to be bound by the terms of this Agreement. Upon becoming a Holder, a Transferee from an Investor Holder will immediately be deemed an Investor Holder, and a Transferee from a Management Holder will immediately be deemed a Management Holder.

     Section 2.9.  Holdback Agreement.  If any registration pursuant to this
Article 2 shall be in connection with an underwritten public offering of Registrable Securities, each Holder agrees not to effect any sale or distribution, including any sale under Rule 144, of any equity security of the Corporation (otherwise than through the registered public offering then being made), within 7 days prior to or 90 days (or such lesser period as the lead or managing underwriters may permit) after the effective date of the registration statement (or the commencement of the offering to the public of such Registrable Securities in the case of a Rule 415 Offering); provided that the foregoing shall not apply to a Holder that (i) together with its Affiliates, beneficially owns (within the meaning of Rule 13d-3 and Rule 13d-5 promulgated under the Securities Exchange Act) in the aggregate less than 5% of the aggregate amount of outstanding Common Stock and (ii) does not have a director on the Board designated or nominated by it or its Affiliate. The Corporation hereby also so agrees and agrees to use its reasonable best efforts to cause each other holder of equity securities or securities convertible into or exchangeable or exercisable for such securities (other than in the case of equity securities issued under dividend reinvestment plans or employee stock plans) purchased from the Corporation otherwise than in a public offering to so agree.

     Section 2.10. Restrictions on Other Registration Rights. Notwithstanding anything else contained in this Agreement, the Transaction Agreement or the Executive Purchase Agreements, the Corporation shall not, without the prior written consent of the Holders holding a majority in aggregate of the Registrable Securities held by all Investor Holders grant or issue to any Person any right, or enter into any agreement with any Person entitling such Person, to request or require that the Corporation effect, prior to the date on which all Investor Holders in the aggregate beneficially own Registrable Securities representing less than 5% of the outstanding Common Stock, the registration under the Securities Act of any security of the Corporation for the account of any Person (other than the rights granted to the Holders hereunder; provided that the terms of any such right granted or issued shall not be more favorable to such Persons than the terms of this Agreement.


                                   ARTICLE 3

                                 Miscellaneous

     Section 3.1. No Inconsistent Agreements. The Corporation shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

     Section 3.2. Remedies. Each Holder and each party hereto shall have all rights and remedies set forth in this Agreement and all rights and remedies which such parties have been granted at any time under any other agreement or contract and all of the rights which such parties have under any law or at equity. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

     Section 3.3. Consents to Amendments. The provisions of this Agreement may be amended, modified or waived only upon the prior written consent of the holders of at least 80% of the Registrable Securities held by all Holders. Notwithstanding the foregoing, (x) any such amendment, modification or waiver of the definition of "Triggering Investor Holder" or of Section 2.01(a), 2.02 or
2.10 that would adversely affect an Investor Holder in a manner different from the effect thereof on the Investor Member(s) that have approved such amendment or waiver shall also require the prior written consent of such affected Investor Holder and (y) any such amendment, modification or waiver adverse to the rights of any Management Holder hereunder shall also require the prior written consent of the chief executive officer of the Corporation. No course of dealing between the Corporation and any other Holder or any delay by such Holder in exercising any rights hereunder shall operate as a waiver of any rights of such holder.

     Section 3.4. Successors and Assigns. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not.

     Section 3.5. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     Section 3.6. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement. Any Person who becomes a Management Member (pursuant to the LLC Agreement) may at any time after the date hereof, with the prior written approval of the Board, become a party to this Agreement by executing a counterpart to this Agreement agreeing to be bound by the provisions hereof as if such Person were an original signatory hereto (which joinder shall not constitute a modification, amendment, or waiver hereof).

     Section 3.7. Descriptive Headings; Interpretation; No Strict Construction. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. The use of the word "including" in this Agreement shall be by way of example rather than by limitation. Reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. Wherever required by the context, references to a Fiscal Year shall refer to a portion thereof. The use of the words "or," "either" and "any" shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, it is the intent of the parties that this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

     Section 3.8. Governing Law; Submission to Jurisdiction. This Agreement shall be governed by, and construed under, the laws of the State of Delaware, all rights and remedies being governed by said laws, without regard to conflict of laws principles. Each of the parties hereto agrees (a) that this Agreement involves at least $100,000 and (b) that this Agreement has been entered into by the parties hereto in express reliance upon 6 Del.C. (S) 2708. Each party hereby irrevocably and unconditionally agrees (x) to be subject to the jurisdiction of the courts of the State of Delaware and the federal courts sitting in the State of Delaware or in the County of New York in the State of New York and (y) to the extent such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party's agent for acceptance of legal process, and that service made pursuant to (y) above shall have the same legal force and effect as if served upon said party personally within the State of Delaware. For purposes of implementing the parties' agreement to appoint and maintain an agent for service of process in the State of Delaware, each such party that has not as of the date hereof already duly appointed such an agent does hereby appoint RL&F Service Corp., One Rodney Square, 10th Floor, Wilmington, New Castle County, Delaware 19801, as such agent.

     Section 3.9. Addresses and Notices. All notices, requests or other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given, if to MSCP, to:

     c/o Morgan Stanley Capital Partners III, L.P.
     1221 Avenue of the Americas
     33rd Floor
     New York, New York 10020
     Attention:  John B. Ehrenkranz
     Facsimile:   (212) 762-7951

          with a copy to:

          Davis Polk & Wardwell
          450 Lexington Avenue
          New York, New York 10017
          Attention:  Louis L. Goldberg
          Facsimile:  (212) 450-4800

     if to Fleet, to:

     Fleet Equity Partners VI, L.P.
     50 Kennedy Plaza
     12th Floor
     Providence, Rhode Island 02903
     Attention:   Robert M. Van Degna
     Facsimile:   (401) 278-6387

          with a copy to:

          Paul, Hastings, Janofsky & Walker, LLP
          399 Park Avenue
          New York, New York 10022
          Attention:  Neil A. Torpey
          Facsimile:  (212) 319-4090

     if to Waller-Sutton, to:

     Waller-Sutton Media Partners, L.P.
     555 North Lane
     Suite 6150
     Conshohocken, PA 19428
     Attention:  Mr. Bruce Hernandez
     Facsimile:  (610) 397-1034
          with a copy to:

          Robin Baum Levin Constant & Friedman
          30 Rockefeller Plaza
          29th Floor
          New York, New York  10112
          Attention:  Jonathan D. Drucker
          Facsimile:  (212) 698-7825

     if to the Corporation, to:

     Choice One Communications Inc.
     333 West Commercial Street
     Suite 3300
     East Rochester, New York 14445
     Attention:        Steve Dubnik
     Facsimile:        (716) 385-0609

          with a copy to:

          Nixon, Hargrave, Devans & Doyle LLP
          Clinton Square
          P.O. Box 1051
          Rochester, New York 14603-1051
          Attention:   James A. Locke, III
          Facsimile:   (716) 263-1600

and if to any Holder or to any other holder of Common Stock, to the address or facsimile set forth on the books of the Corporation or any other address or facsimile number as a party may hereafter specify for such purpose to the Corporation. Notwithstanding the foregoing, no Investor Holder or its counsel shall be entitled to notice if such Investor Holder holds less than 3% in the aggregate of the Registrable Securities held by all Investor Holders.

     All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

     Section 3.10. Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the state in which the Corporation's chief executive office is located, the time period shall automatically be extended to the business day immediately following such Saturday, Sunday or legal holiday.

                            *       *       *

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                         CHOICE ONE COMMUNICATIONS INC.


                         By:  /s/ Steve M. Dubnik
                              --------------------------------------


                         Its: President and Chief Executive Officer
                              --------------------------------------



                              /s/ Steve M. Dubnik
                              --------------------------------------
                              Steve M. Dubnik


                              /s/ Mae Squier-Dow
                              --------------------------------------
                              Mae Squier-Dow


                              /s/ Kevin Dickens
                              --------------------------------------
                              Kevin Dickens


                              /s/ Phillip Yawman
                              --------------------------------------
                              Phillip Yawman

                        MORGAN STANLEY CAPITAL PARTNERS III, L.P.

                        By  MSCP III, L.P., its general partner
                            Morgan Stanley Capital Partners III, Inc., its
                             general partner


                        By   /s/ Michael Jansen
                             ----------------------------------------


                        Its  Managing Director
                             ----------------------------------------


                        By   /s/ John Ehrenkranz
                             ----------------------------------------


                        Its  Principal
                             ----------------------------------------


                        MSCP III 892 INVESTORS, L.P.

                        By  MSCP III, L.P., its general partner
                            Morgan Stanley Capital Partners III, Inc., its
                             general partner


                        By   /s/ Michael Jansen
                             ----------------------------------------


                        Its  Managing Director
                             ----------------------------------------


                        By   /s/ John Ehrenkranz
                             ----------------------------------------


                        Its  Principal
                             ----------------------------------------


                        MORGAN STANLEY CAPITAL INVESTORS, L.P.

                        By  MSCP III, L.P., its general partner
                            Morgan Stanley Capital Partners III, Inc., its
                             general partner


                        By   /s/ Michael Jansen
                             ----------------------------------------


                        Its  Managing Director
                             ----------------------------------------


                        By   /s/ John Ehrenkranz
                             ----------------------------------------


                        Its  Principal
                             ----------------------------------------

                        CHISHOLM PARTNERS III, L.P.

                        By  Silverado III, L.P., its General Partner
                        By  Silverado III Corp., its General Partner


                        By   /s/ Robert M. Van Degna
                             ---------------------------------------
                             Chairman & CEO


                        KENNEDY PLAZA PARTNER


                        By   /s/ Robert M. Van Degna
                             ---------------------------------------
                             Managing General Partner



                        FLEET VENTURE RESOURCES, INC.


                        By   /s/ Robert M. Van Degna
                             ---------------------------------------
                             Chairman & CEO



                        FLEET EQUITY PARTNERS VI, L.P.

                        By Fleet Growth Resources II, Inc., its
                        General Partners


                        By   /s/ Robert M. Van Degna
                             ---------------------------------------
                             Chairman & CEO

                        WALLER-SUTTON MEDIA PARTNERS, L.P.

                        By  Waller Sutton Media, L.L.C.  its general partner


                        By   /s/ Bruce Hernandez
                             ---------------------------------------


                        Its  Chief Executive Officer
                             ---------------------------------------


                        /s/ Royce J. Holland
                        --------------------------------------------
                        Royce J. Holland

                        Execution of Counterpart Agreeing to be bound by Management Holder pursuant to Section 3.07

                        Name: ________________________
                        Signature: _____________________
                        Date: ________________________


                        Execution of Counterpart by Transferee Agreeing to be bound

                        Name: ________________________
                        Signature: _____________________
                        Date: ________________________